UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 25, 2016
Furmanite Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-05083	74-1191271
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10370 Richmond Avenue, Suite 600 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		713-634-7777

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets
On February 29, 2016, pursuant to the Agreement and Plan of Merger, dated as of November 1, 2015 (the “Merger Agreement”), by and among Furmanite Corporation (“Furmanite”), Team, Inc. (“Team”) and TFA, Inc., a wholly owned subsidiary of Team (“Merger Sub”), Merger Sub merged with and into Furmanite (the “Merger”), with Furmanite surviving the Merger as a wholly owned subsidiary of Team.
Pursuant to the Merger Agreement, each outstanding share of Furmanite common stock at the effective time of the Merger (other than shares owned by Furmanite, Team or Merger Sub) was automatically converted into the right to receive 0.215 shares of Team common stock, with cash paid in lieu of any fractional shares.
The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Furmanite’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on November 3, 2015, which is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
In connection with the Merger, the New York Stock Exchange (the “NYSE”) filed with the Commission on March 1, 2016 a Form 25 to withdraw the shares of Furmanite common stock from listing on the NYSE. Furmanite common stock was suspended from trading on the NYSE prior to the open of trading on March 1, 2016. Furmanite intends to file with the Commission a Form 15 to terminate the registration of Furmanite common stock under the Securities Exchange Act of 1934 (the “Exchange Act”) and to suspend Furmanite’s reporting obligations under the Exchange Act. The disclosure set forth in Item 2.01 is incorporated herein by reference.

Item 3.03	Material Modification of the Rights of Security Holders
The disclosure set forth in Items 2.01 and 3.01 is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant
The disclosure set forth in Item 2.01 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
In connection with the Merger, all of the directors and officers of Furmanite immediately prior to the effective time ceased to be directors or officers of Furmanite at the effective time.
The disclosure set forth in Item 2.01 is incorporated herein by reference.
On February 26, 2016, in accordance with the settlement agreement entered into among Furmanite, Mustang Capital Management, LLC and the other parties thereto on May 6, 2015 and previously disclosed by Furmanite, the compensation committee of the Furmanite board of directors approved the issuance of 10,000 restricted shares of Furmanite common stock to each of Jeffery G. Davis (Furmanite’s Interim President and Chief Executive Officer), David E. Fanta and John K. H. Linnartz. Each of Mr. Davis, Mr. Fanta and Mr. Linnartz served as a director of Furmanite until the effective time of the merger. All such restricted shares vested immediately prior to the effective time of the merger.
Also on February 26, 2016, the compensation committee of the Furmanite board of directors granted a one-time discretionary bonus payable to Mr. Davis upon the consummation of the merger of $350,000.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Certificate of Incorporation
At the effective time of the Merger, the Certificate of Incorporation of Furmanite was amended and restated in the form of the Certificate of Incorporation filed as Exhibit 3.1 hereto, which is incorporated herein by reference.
Bylaws
At the effective time of the Merger, the Bylaws of Furmanite were amended and restated in the form of the Bylaws filed as Exhibit 3.2 hereto, which is incorporated herein by reference.
The disclosure set forth in Item 2.01 is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders
On February 25, 2016, Furmanite held a special meeting of its stockholders (the “Special Meeting”). The proposals submitted to Furmanite stockholders at the Special Meeting were: (1) a proposal to adopt the Merger Agreement and approve the transactions contemplated by the Merger Agreement (the “Merger Proposal”), (2) a proposal to approve on an advisory (non-binding) basis the compensation that has been paid, or may be paid or become payable, to Furmanite named executive officers and that is based on or otherwise relates to the Merger Agreement and Merger (the “Compensation Proposal”) and (3) a proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement and approve the transactions contemplated by the Merger Agreement (the “Adjournment Proposal”).
The Merger Proposal, Compensation Proposal and Adjournment Proposal are described in detail in Furmanite’s definitive proxy statement filed with the Commission on January 19, 2016.
Approval of the Merger Proposal required the affirmative vote of the holders of a majority of the outstanding shares of Furmanite common stock. Approval of each of the Compensation Proposal and Adjournment Proposal required the affirmative vote of a majority of the votes cast on the matter by the holders of shares of Furmanite common stock represented at the Special Meeting.

There were 38,023,593 shares of Furmanite common stock outstanding and entitled to vote at the Special Meeting as of January 14, 2016, the record date for the Special Meeting. The Merger Proposal received the affirmative vote of more than 96% of the votes cast on the matter by the holders of shares of Furmanite common stock represented at the Special Meeting, which represented the affirmative vote of the holders of more than 78% of the outstanding shares of Furmanite common stock as of the record date of the Special Meeting.
The votes cast for or against, as well as abstentions, with respect to each proposal are set forth below. Furmanite stockholders approved each of the Merger Proposal and the Adjournment Proposal. The Compensation Proposal was not approved. The vote on the Compensation Proposal is not binding on Furmanite or Team. There were no broker non-votes on any of the proposals.
Merger Proposal

For	Against	Abstained
29,843,867	862,872	194,735

Compensation Proposal

For	Against	Abstained
14,239,016	16,381,337	281,121

Adjournment Proposal

For	Against	Abstained
28,005,282	2,620,034	276,158

Item 8.01	Other Events
On February 25, 2016, Furmanite and Team issued a joint press release announcing the results of the Special Meeting and of a special meeting of Team stockholders to approve the issuance of Team common stock in the Merger. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
On March 1, 2016, Team issued a press release announcing the completion of the Merger. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)    Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of November 1, 2015, by and among Furmanite Corporation, Team, Inc. and TFA, Inc. (filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Furmanite Corporation on November 3, 2015 and incorporated herein by reference)

3.1	Amended and Restated Certificate of Incorporation of Furmanite Corporation
3.2	Amended and Restated Bylaws of Furmanite Corporation
99.1	Joint Press Release, dated February 25, 2016, of Team, Inc. and Furmanite Corporation
99.2	Press Release, dated March 1, 2016, of Team, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Furmanite Corporation

Date: March 1, 2016	By:	/s/ ROBERT S. MUFF
Robert S. Muff
Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of November 1, 2015, by and among Furmanite Corporation, Team, Inc. and TFA, Inc. (filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Furmanite Corporation on November 3, 2015 and incorporated herein by reference)

3.1	Amended and Restated Certificate of Incorporation of Furmanite Corporation
3.2	Amended and Restated Bylaws of Furmanite Corporation
99.1	Joint Press Release, dated February 25, 2016, of Team, Inc. and Furmanite Corporation
99.2	Press Release, dated March 1, 2016, of Team, Inc.